UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2024

ARROWROOT ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-835972	85-3961600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Ave, Suite 200

Marina Del Rey, California 90292

(Address of principal executive office) (Zip Code)

(310) 566-5966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	ARRWU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	ARRW	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 1, 2024, Arrowroot Acquisition Corp., a Delaware corporation (“Arrowroot”), held a special meeting of stockholders (the “Special Meeting”) in lieu of the 2024 annual meeting of stockholders in connection with the proposed business combination by and among the Arrowrrot, ARAC Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Arrowrrot (“Merger Sub”), and iLearningEngines, Inc., a Delaware corporation (“iLearningEngines”), as described in Arrowroot’s proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) as amended or supplemented (the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each such Proposal is described in detail in the Proxy Statement.

As of the close of business on March 13, 2024, the record date of the Special Meeting, there were 546,565 shares of Arrowroot’s Class A Common Stock (“Class A Common Stock”) issued and outstanding, 7,187,500 shares of Arrowroot’s Class B Common Stock (“Class B Common Stock”) issued and outstanding, and in aggregate, 7,731,065 shares of Class A Common Stock and Class B Common Stock issued and outstanding. Holders of 491,452 shares of the Class A Common Stock, 7,027,500 shares of the Class B Common Stock and in aggregate, 7,518,952 shares of the Class A Common Stock and Class B Common Stock of Arrowroot held of record as of the record date were present in person or by proxy, representing approximately 97% of the voting power of Arrowroot’s shares of common stock as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

At the Special Meeting, Arrowroot’s stockholders were presented with the following proposals as set forth in the proxy statement/prospectus. The voting results for each proposal were as follows:

Proposal No. 1 — The “Business Combination Proposal” — to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger and Reorganization, dated as of April 27, 2023 (as may be amended from time to time, the “Merger Agreement”), by and among Arrowroot, Merger Sub, and iLearningEngines, pursuant to which Merger Sub will merge with and into iLearningEngines (the “Merger”), with iLearningEngines surviving the Merger as a wholly owned subsidiary of Arrowroot and approve the Merger and the other transactions contemplated by the Merger Agreement (the “Business Combination” and such proposal, the “Business Combination Proposal”). A copy of the Merger Agreement is attached to the Proxy Statement as Annex A (“Proposal No. 1”).

Proposal No.	For	Against	Abstain
1	7,506,385	12,567	0

Proposal No. 2 — The “Organizational Documents Proposal” — to approve and adopt, assuming the Business Combination Proposal is approved and adopted, the proposed amended and restated Certificate of Incorporation (the “Proposed Charter”), a copy of which is attached to the Proxy Statement as Annex B, and the proposed Amended and Restated Bylaws, a copy of which is attached to the Proxy Statement as Annex C (the “Proposed Bylaws”), of New iLearningEngines as the post-Business Combination company, which, if approved, would take effect substantially concurrently with the Effective Time (“Proposal No. 2”).

Class A Common Stock

Proposal No.	For	Against	Abstain
2	478,885	12,567	0

Class B Common Stock

Proposal No.	For	Against	Abstain
2	7,027,500	0	0

Class A Common Stock and Class B Common Stock, voting together as a single class

Proposal No.	For	Against	Abstain
2	7,506,385	12,567	0

Proposals No. 3 — The “Advisory Organizational Documents Proposals” — to approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter and the Proposed Bylaws, which are being presented separately in accordance with the SEC guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as four sub-proposals (collectively, “Proposals No. 3”):

Proposal No. 3A — to increase the authorized shares of New iLearningEngines Common Stock (as defined in the Proxy Statement) to 700,000,000 shares and increase the authorized shares of preferred stock to 10,000,000 shares (“Proposal No. 3A”).

Proposal No.	For	Against	Abstain
3A	7,506,385	12,567	0

Proposal No. 3B — to require an affirmative vote of 66 2/3% of the outstanding shares of New iLearningEngines Common Stock to adopt, amend, or repeal the Proposed Bylaws (“Proposal No. 3B”).

Proposal No.	For	Against	Abstain
3B	7,506,525	12,427	0

Proposal No. 3C — to require an affirmative vote of 66 2/3% of the outstanding shares of New iLearningEngines Common Stock to alter, amend, or repeal ARTICLE V, ARTICLE VI, ARTICLE VII, ARTICLE VIII, and ARTICLE IX of the Proposed Charter (“Proposal No. 3C”).

Proposal No.	For	Against	Abstain
3C	7,506,525	12,427	0

Proposal No. 3D — to approve and adopt the Proposed Charter that includes the approval of Proposal No. 2, Proposals No. 3 and Proposal No. 4 and provides for certain additional changes, including changing Arrowroot’s name from “Arrowroot Acquisition Corp.” to “iLearningEngines, Inc.,” which the board of directors of Arrowroot (the “Arrowroot Board”) believes are necessary to adequately address the needs of Arrowroot immediately following the consummation of the Business Combination (“Proposal No. 3D”).

Proposal No.	For	Against	Abstain
3D	7,506,385	12,567	0

Proposal No. 4 — The “Election of Directors Proposal” — to consider and vote upon a proposal to elect, effective at the Closing (as defined in the Proxy Statement), five directors to serve staggered terms on the New iLearningEngines Board (as defined in the Proxy Statement) until the 2024, 2025 and 2026 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified (“Proposal No. 4”).

Proposal No.	For	Against	Abstain
4	7,506,385	12,567	0

Proposal No. 5 — The “Equity Incentive Plan Proposal” — to consider and vote upon a proposal to approve and adopt the iLearningEngines 2024 Equity Incentive Plan, which is an incentive compensation plan for directors and employees of New iLearningEngines following the Business Combination (“Proposal No. 5”).

Proposal No.	For	Against	Abstain
5	7,506,385	12,567	0

Proposal No. 6 — The “Employee Stock Purchase Plan Proposal” — to consider and vote upon a proposal to approve and adopt the iLearningEngines 2024 Employee Stock Purchase Plan (the “ESPP”), to assist New iLearningEngines in aligning the long-term financial interests of its employees with the financial interests of its stockholders, as well as attracting, retaining and motivating employees and encouraging them to devote their best efforts to the New iLearningEngines’ business and financial success (“Proposal No. 6”);

Proposal No.	For	Against	Abstain
6	7,506,385	12,567	0

Proposal No. 7 — The “Nasdaq Proposal” — to consider and vote upon a proposal to approve, for purposes of complying with the applicable listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of shares of Arrowroot Class A Common Stock to the iLearningEngines stockholders in the Merger pursuant to the Merger Agreement and to the Convertible Note Investors in the Convertible Note Investment (each as defined in this the accompanying proxy statement/prospectus) in connection with the Business Combination (“Proposal No. 7”).

Proposal No.	For	Against	Abstain
7	7,506,385	12,567	0

As there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals, “Proposal No. 8: The Adjournment Proposal,” as described in the Proxy Statement, is not applicable.

Item 7.01 Regulation FD Disclosure

On April 1, 2024, Arrowroot issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the filings of Arrowroot under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

A full description of the terms of the Business Combination is provided in a registration statement on Form S-4 (File No. 333-274333) filed with the SEC by Arrowroot that includes a prospectus (as supplemented from time to time by one or more Prospectus Supplements) with respect to the securities to be issued in connection with the Business Combination and a proxy statement with respect to the Special Meeting of Arrowroot to vote on the Business Combination. Arrowroot Acquisition Corp. urges its investors, stockholders and other interested persons to read the definitive proxy statement/ prospectus as well as other documents filed with the SEC because these documents contain important information about Arrowroot, iLearningEngines and the Business Combination. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website (https://www.sec.gov/).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2024

ARROWROOT ACQUISITION CORP.

By:	/s/ Matthew Safaii
Name:	Matthew Safaii
Title:	Chief Executive Officer

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